Exhibit 99.1

Contact:	Brad Tilden	-or-	Caroline Boren

	206/392-5362		206/392-5799

FOR IMMEDIATE RELEASE	January 28, 2005

ALASKA AIR GROUP REPORTS FOURTH QUARTER RESULTS

     SEATTLE — Alaska Air Group, Inc. (NYSE:ALK) today reported a fourth quarter net loss of $44.9 million, or $1.66 per diluted share, compared to net loss of $16.1 million, or $0.60 per diluted share, in the fourth quarter of 2003. For the full year, the company reported a net loss of $15.3 million, or $0.57 per share, compared to net income of $13.5 million, or $0.51 per diluted share in 2003.

     Fourth quarter results in 2004 include a restructuring charge of $25.9 million ($16.0 million, net of tax, or $0.59 per share) and additional impairment charges of $0.6 million ($0.4 million, net of tax, or $0.01 per share) related to Horizon’s retired F-28 fleet. This quarter’s results also include $23.1 million ($14.2 million, net of tax, or $0.53 per share) in mark-to-market hedging losses reflecting a decrease in the fair value of the company’s fuel hedge portfolio during the quarter. Without these items, the net loss would have been $14.3 million, or $0.53 per diluted share during the fourth quarter of 2004. Excluding the full-year impact of the items discussed above, as well as the B737-200 impairment charge and the navigation fee recovery recorded earlier in the year, and government compensation recorded in 2003, the 2004 full year net income would have been $5.2 million, or $0.19 per diluted share, compared to a net loss of $30.8 million, or $1.15 per diluted share, in 2003.

     “The improvement in our operating results for the year shows that we are continuing to make headway with our restructuring. Our move in early 2004 to simplify fares, coupled with our employees’ ongoing focus on the customer experience, contributed to a jump in our passenger traffic and loads,” said Bill Ayer, Alaska Air Group’s chairman and chief executive officer. “However, we would have clearly been in the red in 2004, after adjusting for the unusual items, if not for fuel hedging gains.”

     “As we head into 2005, we must continue to pursue cost savings initiatives that will help us become consistently profitable, and weather the onslaught of low-cost competition, restructured network airlines and very high fuel prices.”

     Alaska Airlines’ passenger traffic in the fourth quarter increased 10.2 percent on a capacity increase of 5.0 percent. Alaska’s load factor increased 3.4 percentage points to 72.9 percent compared to the same period in 2003. Alaska’s operating revenue per available seat mile (ASM) increased 0.4 percent, while its operating cost per ASM excluding fuel and restructuring charges decreased 8.6 percent. Alaska’s pretax loss for the quarter was $68.9 million, compared to a pretax loss of $27.3 million in 2003. Excluding the unusual items referenced above, Alaska’s pretax loss was $22.7 million for the quarter.

     Horizon Air’s passenger traffic in the fourth quarter increased 36.8 percent on a 28.1 percent capacity increase. Horizon’s load factor increased by 4.4 percentage points to 71.7 percent compared to the same period in 2003. Horizon’s operating revenue per available seat mile (ASM) decreased 17.2 percent, while its operating cost per ASM excluding fuel and the impairment charge decreased 18.1 percent. The decrease in Horizon’s revenue per ASM and cost per ASM excluding fuel is largely due to the addition of Horizon’s contract flying for Frontier Airlines. This flying represented 23.1 percent of Horizon’s capacity during the fourth quarter and 9.9 percent of its passenger revenues. Horizon’s pretax loss for the quarter was $1.6 million, compared to a pretax income of $5.4 million in 2003. Excluding the unusual items referenced above, Horizon’s pretax income was $1.8 million for the quarter.

     Alaska Air Group had cash and short-term investments at December 31, 2004 of approximately $874 million compared to $812 million at December 31, 2003. The company’s debt-to-capital ratio, assuming aircraft operating leases are capitalized at seven times annualized rent, was 78 percent as of December 31, 2004, compared to 77 percent as of December 31, 2003.

     A summary of financial and statistical data for Alaska Airlines and Horizon Air as well as a reconciliation of the reported non-GAAP financial measures can be found on pages 6 through 11.

     A conference call regarding the fourth quarter 2004 results will be simulcast via the internet at 8:30 a.m. Pacific Time. It may be accessed through the company’s website at www.alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at www.alaskaair.com.

     This report may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future financial performance and involve known and unknown risks and uncertainties that may cause our actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. Some of the things that could cause our actual results to differ from our expectations are: changes in our operating costs including fuel; the competitive environment and other trends in our industry; economic conditions; our reliance on automated systems; actual or threatened terrorist attacks, global instability and potential U.S. military actions or activities; our ability to meet our cost reduction goals; the outcome of the arbitration with the Air Line Pilots Association; labor disputes; changes in laws and regulations; liability and other claims asserted against us; failure to expand our business; interest rates and the availability of financing; our ability to attract and retain qualified personnel; changes in our business plans; our significant indebtedness; downgrades of our credit ratings; and inflation. For a discussion of these and other risk factors, see Item 1 of the Company’s Amendment No. 1 to its Annual Report for the year ended December 31, 2003 on Form 10-K/A. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results.

# # #

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(In Millions Except Per Share Amounts)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2004	2003	2004	2003
Operating Revenues:
Passenger	$597.9	$564.8	$2,494.6	$2,243.0
Freight and mail	22.0	18.7	90.3	82.3
Other — net	36.0	29.8	137.5	119.5

Total Operating Revenues	655.9	613.3	2,722.4	2,444.8

Operating Expenses:
Wages and benefits	228.1	240.4	961.6	937.9
Employee profit sharing	1.2	3.7	1.6	3.7
Contracted services	31.5	25.6	117.2	100.1
Aircraft fuel	155.9	92.8	540.7	363.3
Aircraft maintenance	46.2	43.6	184.1	183.8
Aircraft rent	45.9	48.8	187.4	194.9
Food and beverage service	12.4	14.4	51.9	61.0
Other selling expenses and commissions	33.4	34.1	144.9	133.2
Depreciation and amortization	36.8	34.8	142.6	133.0
Loss on sale of assets	2.4	2.0	1.0	2.2
Landing fees and other rentals	45.8	44.3	182.0	164.9
Other	47.3	45.0	193.6	184.3
Restructuring charges	25.9	—	53.4	—
Impairment of aircraft and spare engines	0.6	—	40.2	—

Total Operating Expenses	713.4	629.5	2,802.2	2,462.3

Operating Loss	(57.5)	(16.2)	(79.8)	(17.5)

Nonoperating Income (Expense):
Interest income	5.9	4.5	24.5	12.8
Interest expense	(13.0)	(12.4)	(51.9)	(47.8)
Interest capitalized	0.6	0.4	1.7	2.3
U.S. government compensation	—	—	—	71.4
Other — net	(8.9)	(0.4)	84.9	7.8

	(15.4)	(7.9)	59.2	46.5

Income (loss) before income tax	(72.9)	(24.1)	(20.6)	29.0
Income tax expense (benefit)	(28.0)	(8.0)	(5.3)	15.5

Net Income (Loss)	($44.9)	($16.1)	($15.3)	$13.5

Basic Earnings (Loss) Per Share	$(1.66)	$(0.60)	$(0.57)	$0.51
Diluted Earnings (Loss) Per Share	$(1.66)	$(0.60)	$(0.57)	$0.51
Shares used for computation:
Basic	26.975	26.728	26.859	26.648
Diluted	26.975	26.728	26.859	26.730

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	December 31,	December 31,
(In Millions)	2004	2003
Cash and marketable securities	$874	$812

Total current assets	$1,242	$1,148
Property and equipment-net	1,908	1,949
Other assets	185	162

Total assets	$3,335	$3,259

Current liabilities	$957	$1,017
Long-term debt and capital lease obligations	990	907
Other liabilities and credits	723	661
Shareholders’ equity	665	674

Total liabilities and shareholders’ equity	$3,335	$3,259

Alaska Airlines Financial and Statistical Data

	Quarter Ended December 31			Year Ended December 31
			%			%
Financial Data (in millions):	2004	2003	Change	2004	2003	Change
Operating Revenues:
Passenger	$477.8	$460.3	3.8	$2,023.6	$1,840.4	10.0
Freight and mail	21.1	17.5	20.6	86.4	77.3	11.8
Other — net	32.4	26.7	21.3	123.0	109.7	12.1

Total Operating Revenues	531.3	504.5	5.3	2,233.0	2,027.4	10.1

Operating Expenses:
Wages and benefits	187.0	199.9	(6.5)	798.5	778.6	2.6
Employee profit sharing	0.9	2.9	NM	1.2	2.9	NM
Contracted services	26.2	20.7	26.6	96.5	81.6	18.3
Aircraft fuel	135.6	79.9	69.7	472.0	312.1	51.2
Aircraft maintenance	34.5	35.7	(3.4)	145.8	153.4	(5.0)
Aircraft rent	28.0	31.1	(10.0)	113.5	123.9	(8.4)
Food and beverage service	11.9	13.9	(14.4)	49.8	58.7	(15.2)
Other selling expenses and commissions	31.1	39.0	(20.3)	132.2	148.0	(10.7)
Depreciation and amortization	32.9	31.7	3.8	128.1	119.5	7.2
Loss on sale of assets	2.6	2.1	NM	2.0	3.4	NM
Landing fees and other rentals	35.9	34.3	4.7	142.0	127.8	11.1
Other	35.6	34.0	4.7	146.6	136.9	7.1
Restructuring charges	25.9	—	100.0	53.4	—	100.0
Impairment of aircraft	—	—	—	36.8	—	100.0

Total Operating Expenses	588.1	525.2	12.0	2,318.4	2,046.8	13.3

Operating Loss	(56.8)	(20.7)	NM	(85.4)	(19.4)	NM

Interest income	6.2	4.9		26.2	15.2
Interest expense	(11.0)	(11.3)		(44.1)	(45.2)
Interest capitalized	0.4	0.2		1.1	1.5
U.S. government compensation	—	—		—	52.8
Other — net	(7.7)	(0.4)		75.2	6.9

	(12.1)	(6.6)		58.4	31.2

Income (Loss) Before Income Tax	$(68.9)	$(27.3)	NM	$(27.0)	$11.8	NM

Operating Statistics:
Revenue passengers (000)	3,998	3,712	7.7	16,295	15,047	8.3
RPMs (000,000)	3,976	3,608	10.2	16,231	14,554	11.5
ASMs (000,000)	5,452	5,194	5.0	22,276	20,804	7.1
Passenger load factor	72.9%	69.5%	3.4pts	72.9%	70.0%	2.9pts
Yield per passenger mile	12.02¢	12.76¢	(5.8)	12.47¢	12.65¢	(1.4)
Operating revenue per ASM	9.75¢	9.71¢	0.4	10.02¢	9.74¢	2.9
Operating expenses per ASM (a)	10.79¢	10.11¢	6.7	10.41¢	9.84¢	5.8
Operating expense per ASM excluding fuel, navigation fee recovery, restructuring and impairment charges(a)	7.83¢	8.57¢	(8.6)	7.92¢	8.34¢	(5.0)
Raw fuel cost per gallon (a)	159.9¢	102.4¢	56.2	137.2¢	98.3¢	39.6
GAAP fuel cost per gallon (a)	155.7¢	95.8¢	62.5	133.1¢	92.5¢	43.9
Economic fuel cost per gallon (a)	140.2¢	94.8¢	47.9	125.9¢	90.9¢	38.5
Fuel gallons (000,000)	87.1	83.4	4.4	354.7	337.3	5.2
Average number of employees	9,433	9,921	(4.9)	9,968	10,040	(0.7)
Aircraft utilization (blk hrs/day)	10.8	10.3	4.9	11.0	10.5	4.8
Operating fleet at period-end	108	109	(0.9)	108	109	(0.9)

NM = Not Meaningful

(a)	See Note A on page 8.

Horizon Air Financial and Statistical Data

	Quarter Ended December 31			Year Ended December 31
			%			%
Financial Data (in millions):	2004	2003	Change	2004	2003	Change
Operating Revenues:
Passenger	$124.4	$115.5	7.7	$484.8	$442.3	9.6
Freight and mail	0.9	1.2	(25.0)	3.9	5.0	(22.0)
Other — net	3.6	4.8	(25.0)	14.5	16.5	(12.1)

Total Operating Revenues	128.9	121.5	6.1	503.2	463.8	8.5

Operating Expenses:
Wages and benefits	41.1	40.5	1.5	163.1	159.3	2.4
Employee profit sharing	0.3	0.8	NM	0.4	0.8	NM
Contracted services	5.3	6.6	(19.7)	20.7	25.0	(17.2)
Aircraft fuel	20.3	12.9	57.4	68.7	51.2	34.2
Aircraft maintenance	11.7	7.9	48.1	38.3	30.4	26.0
Aircraft rent	17.9	17.7	1.1	73.9	71.0	4.1
Food and beverage service	0.5	0.5	0.0	2.1	2.3	(8.7)
Other selling expenses and commissions	6.6	6.1	8.2	26.5	24.9	6.4
Depreciation and amortization	3.7	2.8	32.1	13.4	12.3	8.9
Gain on sale of assets	(0.2)	(0.1)	NM	(1.0)	(1.2)	NM
Landing fees and other rentals	10.2	10.3	(1.0)	41.4	38.5	7.5
Other	11.0	10.0	10.0	43.0	42.6	0.9
Impairment of aircraft and spare engines	0.6	—	100.0	3.4	—	100.0

Total Operating Expenses	129.0	116.0	11.2	493.9	457.1	8.1

Operating Income (Loss)	(0.1)	5.5	NM	9.3	6.7	NM

Interest income	0.2	0.2		1.1	0.7
Interest expense	(0.7)	(0.5)		(3.9)	(2.4)
Interest capitalized	0.2	0.2		0.6	0.8
U.S. government compensation	—	—		—	18.6
Other — net	(1.2)	—		10.0	0.9

	(1.5)	(0.1)		7.8	18.6

Income (Loss) Before Income Tax	$(1.6)	$5.4	NM	$17.1	$25.3	NM

Operating Statistics:
Revenue passengers (000)	1,568	1,263	24.1	5,930	4,934	20.2
RPMs (000,000)	569	416	36.8	2,155	1,640	31.4
ASMs (000,000)	793	619	28.1	3,107	2,569	20.9
Passenger load factor	71.7%	67.3%	4.4pts	69.3%	63.9%	5.4pts
Yield per passenger mile	21.85¢	27.72¢	(21.2)	22.50¢	26.96¢	(16.5)
Operating revenue per ASM	16.25¢	19.62¢	(17.2)	16.20¢	18.06¢	(10.3)
Operating expenses per ASM (a)	16.26¢	18.74¢	(13.2)	15.90¢	17.76¢	(10.5)
Operating expense per ASM excluding fuel and impairment charges (a)	13.62¢	16.64¢	(18.1)	13.58¢	15.80¢	(14.1)
Raw fuel cost per gallon (a)	166.4¢	106.1¢	56.8	142.3¢	101.9¢	39.6
GAAP fuel cost per gallon (a)	162.4¢	98.5¢	64.9	138.2¢	95.3¢	45.0
Economic fuel cost per gallon (a)	147.9¢	98.2¢	50.6	131.3¢	93.4¢	40.6
Fuel gallons (000,000)	12.5	13.1	(4.6)	49.7	53.7	(7.4)
Average number of employees	3,493	3,320	5.2	3,423	3,359	1.9
Aircraft utilization (blk hrs/day)	8.5	7.5	13.3	8.3	7.8	6.4
Operating fleet at period-end	65	62	4.8	65	62	4.8

NM = Not Meaningful

Note A:
 Pursuant to Item 10 of Regulation S-K, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide management the ability to measure and monitor performance both with and without the cost of aircraft fuel (including the gains and losses associated with our fuel hedging program where appropriate), restructuring charges, aircraft impairment charges, government compensation in 2003 and a large recovery in 2004 of disputed navigation fees paid in prior years (of which $7.7 million was recorded in operating expenses and $3.3 million was recorded in non-operating income). Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond our control and we record changes in the fair value of our hedge portfolio in our income statement, it is our view that the measurement and monitoring of performance without fuel is important. In addition, we believe the disclosure of financial performance without impairment and restructuring charges, government compensation and the navigation fee recovery in 2004 is useful to investors. Finally, these non-GAAP financial measures are also more comparable to financial measures reported to the Department of Transportation by other major network airlines.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.:
($ in millions)	Three Months Ended December 31,		Tweleve Months Ended December 31,
Unit cost reconciliations:	2004	2003	2004	2003
Operating expenses	$588.1	$525.2	$2,318.4	$2,046.8
ASMs (000,000)	5,452	5,194	22,276	20,804

Operating expenses per ASM	10.79¢	10.11¢	10.41¢	9.84¢

Operating expenses	$588.1	$525.2	$2,318.4	$2,046.8
Less: aircraft fuel	(135.6)	(79.9)	(472.0)	(312.1)
Less: impairment of aircraft	—	—	(36.8)	—
Less: restructuring charges	(25.9)	—	(53.4)	—
Add: navigation fee settlement	—	—	7.7	—

Operating expense excluding fuel, navigation fee settlement, impairment and restructuring charges	$426.6	$445.3	$1,763.9	$1,734.7
ASMs (000,000)	5,452	5,194	22,276	20,804

Operating expense per ASM excluding fuel, navigation fee settlement, impairment and restructuring charges	7.83¢	8.57¢	7.92¢	8.34¢

Aircraft fuel reconciliations:
Fuel expense before hedge activities (“raw fuel”)	$139.3	$85.4	$486.6	$331.7
Fuel gallons (000,000)	87.1	83.4	354.7	337.3

Raw fuel cost per gallon	159.9¢	102.4¢	137.2¢	98.3¢

Fuel expense before hedge activities (“raw fuel”)	$139.3	$85.4	$486.6	$331.7
Less: gains on settled hedges included in fuel expense	(3.7)	(5.5)	(14.6)	(19.6)

GAAP fuel expense	$135.6	$79.9	$472.0	$312.1

Fuel gallons (000,000)	87.1	83.4	354.7	337.3

GAAP fuel cost per gallon	155.7¢	95.8¢	133.1¢	92.5¢

GAAP fuel expense	$135.6	$79.9	$472.0	$312.1
Less: gains on settled hedges included in nonoperating income (expense)	(13.5)	(0.8)	(25.2)	(5.4)

Adjusted fuel	122.1	79.1	446.8	306.7
Fuel gallons (000,000)	87.1	83.4	354.7	337.3

Economic fuel cost per gallon	140.2¢	94.8¢	125.9¢	90.9¢

Mark-to-market gains (losses) included in non-operating income related to hedges that settle in future periods	($20.3)	—	$50.1	—

Reconciliation to GAAP pretax income (loss):
Pretax income (loss) excluding impairment and restructuring charges, navigation fee settlement, government compensation and mark-to-market hedging gains	($22.7)	($27.3)	$2.1	($41.0)
Less: impairment of aircraft		—	(36.8)	—
Less: restructuring charges	(25.9)	—	(53.4)	—
Add: government compensation		—	—	52.8
Add: mark-to-market hedging gains (losses) included in nonoperating income (expense)	(20.3)	—	50.1	—
Add: navigation fee settlement	—	—	11.0	—

Pretax income (loss) reported GAAP amounts	($68.9)	($27.3)	($27.0)	$11.8

Horizon Air Industries, Inc.
($ in millions)	Three Months Ended December 31,		Tweleve Months Ended December 31,
Unit cost reconciliations:	2004	2003	2004	2003
Operating expenses	$129.0	$116.0	$493.9	$457.1
ASMs (000,000)	793	619	3,107	2,569

Operating expenses per ASM	16.26¢	18.74¢	15.90¢	17.76¢

Operating expenses	$129.0	$116.0	$493.9	$457.1
Less: aircraft fuel	(20.3)	(12.9)	(68.7)	(51.2)
Less: impairment of aircraft	(0.6)	—	(3.4)	—

Operating expense excluding fuel and impairment charge	$108.1	$103.1	$421.8	$405.9
ASMs (000,000)	793	619	3,107	2,569

Operating expense per ASM excluding fuel and impairment charge	13.62¢	16.64¢	13.58¢	15.80¢

Aircraft fuel reconciliations:
Fuel expense before hedge activities (“raw fuel”)	$20.8	$13.9	$70.7	$54.7
Fuel gallons (000,000)	12.5	13.1	49.7	53.7

Raw fuel cost per gallon	166.4¢	106.1¢	142.3¢	101.9¢

Fuel expense before hedge activities (“raw fuel”)	$20.8	$13.9	$70.7	$54.7
Less: gains on settled hedges included in fuel expense	(0.5)	(1.0)	(2.0)	(3.5)

GAAP fuel expense	$20.3	$12.9	$68.7	$51.2
Fuel gallons (000,000)	12.5	13.1	49.7	53.7

GAAP fuel cost per gallon	162.4¢	98.5¢	138.2¢	95.3¢

GAAP fuel expense	$20.3	$12.9	$68.7	$51.2
Less: gains on settled hedges included in nonoperating income (expense)	(1.8)	(0.1)	(3.4)	(1.0)

Adjusted fuel	18.5	12.8	65.3	50.2
Fuel gallons (000,000)	12.5	13.1	49.7	53.7

Economic fuel cost per gallon	147.9¢	98.2¢	131.3¢	93.4¢

Mark-to-market gains (losses) included in non-operating income related to hedges that settle in future periods	($2.8)	—	$6.8	—

Reconciliation to GAAP pretax income (loss):
Pretax income (loss) excluding impairment charge, government compensation and mark-to-market hedging gains	$1.8	$5.4	$13.7	$6.7
Less: impairment of aircraft and related spare parts	(0.6)	—	(3.4)	—
Add: government compensation	—	—	—	18.6
Add: mark-to-market hedging gains included in nonoperating income (expense)	(2.8)	—	6.8	—

Pretax income (loss) reported GAAP amounts	($1.6)	$5.4	$17.1	$25.3

Air Group Net Income (Loss) and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.’s net income and diluted earnings per share during 2003 and 2004 excluding restructuring and impairment charges, navigation fee recovery, the second, third and fourth quarter of 2004 hedging mark-to-market gains (losses) and government compensation as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended December 31,
	2004		2003
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net loss and diluted EPS excluding mark-to-market hedging losses, restructuring charges and impairment charges	($14.3)	(0.53)	($16.1)	($0.60)
Mark-to-market hedging losses, net of tax	(14.2)	(0.53)	—	—
Restructuring charges, net of tax	(16.0)	(0.59)	—	—
Impairment charges, net of tax	(0.4)	(0.01)	—	—

Reported GAAP amounts	($44.9)	($1.66)	($16.1)	($0.60)

	Twelve Months Ended December 31,
	2004		2003
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS excluding mark-to-market hedging gains, navigation fee settlement, restructuring charges, government compensation and impairment charge	$5.2	0.19	($30.8)	($1.15)
Government compensation, net of tax	—	—	44.3	1.66
Navigation fee recovery	6.3	0.23	—	—
Mark-to-market hedging gains, net of tax	31.7	1.18	—	—
Restructuring charges, net of tax	(31.8)	(1.18)	—	—
Impairment charges, net of tax	(26.7)	(0.99)	—	—

Reported GAAP amounts	($15.3)	(0.57)	$13.5	$0.51

Forecasted Financial Measures
 During our quarterly earnings conference call, we expect to discuss forward-looking forecasted unit cost information for 2005. This forecasted unit cost information includes non-GAAP unit cost estimates which are summarized in the following table together with the most directly comparable GAAP unit cost for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

	Alaska Airlines			Horizon Air
			Forecast of total			Forecast of total
			operating cost per			operating cost per
	Forecast of cost	Forecast of fuel	available seat mile,	Forecast of cost	Forecast of fuel	available seat mile,
	per available seat	cost per available	as reported on a	per available seat	cost per available	as reported on a
	mile, excluding	seat mile (See	GAAP basis	mile, excluding	seat mile (See	GAAP basis
	fuel (cents)	Note 1)	(cents)	fuel (cents)	Note 1)	(cents)

First quarter 2005	8.2 to 8.3	1.9	10.1 to 10.2	14.7	2.2	16.9
Second quarter 2005				13.2	2.1	15.3
Third quarter 2005				12.0	2.1	14.1
Fourth quarter 2005				12.8	2.3	15.1

Total 2005				13.1	2.2	15.3

Note 1: Our forecast of fuel costs is based on anticipated gallons consumed and estimated fuel cost per gallon for both Alaska and Horizon. The estimate also excludes the benefit from settled hedges recorded in other non-operating income as it does not impact our operating cost per available seat mile as presented on a GAAP basis. Given the volatility of fuel prices, readers should be cautioned that actual fuel expense will likely differ from the forecast above.